UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

________________

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE CONGRESS BUILDING

ONE CONGRESS STREET, SUITE 1

BOSTON, MASSACHUSETTS 02114-2016

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Cliff Cone, Esq.
Attention: Brian F. Link	Sidley Austin LLP
Secretary	1501 K St. NW #600
One Congress Building	Washington, DC 20005
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: February 28, 2026

Item 1. Report to Stockholders.

Chairman’s Statement (unaudited)

Dear Stockholders,

The TAIEX Total Return Index (in U.S. Dollar terms) (“TAIEX”) returned 44.79% during the period from September 1, 2025 to February 28, 2026. The Taiwan equity market was influenced by several factors including strong demand for artificial intelligence (AI) and semiconductors and broad-based gains across the technology sector. For the period ended February 28, 2026, the Taiwan Fund, Inc (the “Fund”) reported a total return of 49.25% based on its net asset value (“NAV”), against a 44.79% return for its benchmark, the TAIEX. The factors impacting the Fund’s outperformance of 4.46% is detailed in the Report of the Investment Manager.

During the period the Fund purchased 363,608 shares under its Share Repurchase Program.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager (unaudited)

Market Review

During the period September 1, 2025, to February 28, 2026, the TAIEX Total Return Index (the “Benchmark”) rose 44.79% (in U.S. Dollar terms), largely driven by robust artificial intelligence (“AI”) and semiconductor demand and broad-based gains across the technology sector. The best performing industry groups were Semiconductors & Semiconductor Equipment, Technology Hardware & Equipment and Energy. The Semiconductors & Semiconductor Equipment industry did well with a 69.23% return, followed by the Technology Hardware & Equipment industry, with a 34.84% return. The worst performing industry groups were Software & Services, Health Care Equipment & Services and Consumer Staples Distribution & Retail.

Fund Review (Attribution Report)

The Taiwan Fund, Inc.’s (the “Fund”) net asset value rose by 49.25% (in U.S. Dollar Terms) during the period from September 1, 2025, to February 28, 2026. The net asset value was increased by approximately $0.60 per share due to accretion from the repurchase of the Fund shares under the Share Repurchase Program. The Fund’s outperformance was primarily driven by stock selection in Technology Hardware & Equipment industry. At the stock level, the best positive contributors to relative performance were WinWay Technology Co. Ltd, Hon Precision, Inc., Elite Material Co. Ltd and Delta Electronics Inc.

Conversely, with regards to industry allocation, relative underperformance was primarily driven by overweight positions in the Consumer Durables & Apparel industry, which performed poorly during the period. For the portfolio at the stock level, one of the largest negative contributors to relative performance was the underweight position in Taiwan Semiconductor Manufacturing Co. Ltd. Other detractors to relative performance were Parade Technologies Ltd, Alchip Technologies Ltd and Century Iron & Steel Industry Co Ltd.

Key Transactions

The Fund’s total securities holdings represented 98.5% of net assets held as of February 28, 2026. This represented an increase from the 95.1% held as of August 31, 2025. The major change in the portfolio was in the Technology Hardware & Equipment and Capital Goods industry group. In the Technology Hardware & Equipment industry groups, the Fund increased its holdings in Unimicron Technology Corp., is expected to benefit from the continued growth of high-end Ajinomoto Build-up Film substrates.

Meanwhile, the Fund reduced its holdings in Shin Zu Shing Co Ltd in the Capital Goods industry group, as its core personal computer (PC) and notebook hinge businesses continue to weaken, with no clear signs of a near-term recovery. Additionally, the Fund reduced its holdings in Dynapack International Technology Corp. within the Technology Hardware & Equipment industry group, as limited battery cell supply has prompted cloud service providers to seek additional partner manufacturers, creating potential downside risk to the company’s outlook.

Outlook and Strategy

In contrast to Taiwan equities’ strong performance during the period, U.S. markets have turned more volatile. AI enthusiasm cooled in late February, and concerns over whether AI capital expenditure will translate into real demand triggered a correction in tech stocks.

Meanwhile, escalating geopolitical tensions in the Middle East have pushed up energy prices and risk premia, increasing uncertainty and dampening investor risk appetite. Taiwan equities may see short-term consolidation in March amid external volatility.

Looking ahead, strong demand for AI servers, advanced packaging, and high-end chips should keep fundamentals relatively resilient. If global volatility eases, capital is likely to refocus on AI and semiconductor names with solid earnings growth potential, leaving Taiwan equities volatile but biased to the upside. Key areas of focus include advanced semiconductor processes, packaging and testing, Application Specific Integrated Circuits (ASICs), AI servers, thermal management modules, power management and Printed Circuit Boards (PCBs).

About the Portfolio Manager (unaudited)

Nomura Asset Management U.S.A. Inc. (“Nomura”) became investment adviser to the Fund on September 17, 2022. Nomura is a U.S.-based firm registered as an investment adviser with the Securities and Exchange Commission. The firm is a wholly owned subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”), which is itself wholly owned by Nomura Holdings, Inc., a Japanese public company focused on the financial services industry. As of December 31, 2025, the total assets under management of NAM Tokyo and its investment advisory subsidiaries and affiliates (the “NAM Group”) amounted to US$695 billion. NAM Tokyo’s affiliate, Nomura Asset Management Taiwan Ltd. (“NAM Taiwan”), had total assets under management and distribution on December 31, 2025 of US$19.1 billion including US$11.8 billion invested in Taiwan equity mandates.

Sky Chen
Portfolio Manager

Sky Chen has been a Portfolio Manager at Nomura Asset Management Taiwan Ltd. since 2007 and has worked in the Taiwan investment industry since 1998. Prior to joining Nomura, Sky worked as a Portfolio Manager at First Capital Management and as a sell-side analyst at JihSun Securities. Sky received a B.S. degree in Economics from Chung Hsing University in 1996 and a Master’s degree in Finance from the National Chiao Tung University 1998.

George Hsieh
Deputy Portfolio Manager

George Hsieh is a Portfolio Manager who joined Nomura Asset Management Taiwan Ltd. in 2003 and has worked in the Taiwan investment industry since 2001. Prior to Nomura, George worked as an analyst at Capital AM. George received a B.S. degree in Business Administration from Taiwan University in 1996 and a Master’s degree in International Business from NCCU in 1998.

Portfolio Snapshot*

Top Ten Equity Holdings (Unaudited)		Top Ten Equity Holdings
Holdings as of February 28, 2026%		Holdings as of August 31, 2025%
Taiwan Semiconductor Manufacturing Co. Ltd.	33.0	Taiwan Semiconductor Manufacturing Co. Ltd.	24.8
Elite Material Co. Ltd.	6.1	Jentech Precision Industrial Co. Ltd.	5.8
Hon Precision, Inc.	5.7	Delta Electronics, Inc.	5.1
WinWay Technology Co. Ltd.	4.8	Bizlink Holding, Inc.	4.7
Delta Electronics, Inc.	4.7	King Slide Works Co. Ltd.	4.7
Jentech Precision Industrial Co. Ltd.	4.3	MediaTek, Inc.	4.3
MPI Corp.	4.2	eMemory Technology, Inc.	3.7
Unimicron Technology Corp.	3.9	Shin Zu Shing Co. Ltd.	3.2
Bizlink Holding, Inc.	3.9	Nien Made Enterprise Co. Ltd.	3.1
eMemory Technology, Inc.	3.6	Alchip Technologies Ltd.	3.1

Top Ten Industry Weightings (Unaudited)		Top Ten Industry Weightings
Weightings as of February 28, 2026%		Weightings as of August 31, 2025%
Semiconductors & Semiconductor Equipment	60.5	Semiconductors & Semiconductor Equipment	51.8
Electronic Equipment, Instruments & Components	17.4	Electronic Equipment, Instruments & Components	13.5
Electrical Equipment	7.2	Technology Hardware, Storage & Peripherals	7.1
Communications Equipment	4.5	Electrical Equipment	7.0
Technology Hardware, Storage & Peripherals	3.4	Communications Equipment	3.5
Household Durables	2.3	Industrial Machinery & Supplies	3.2
Metals & Mining	1.3	Household Durables	3.1
Leisure Products	0.9	Metals & Mining	2.3
Textiles, Apparel & Luxury Goods	0.8	Leisure Products	2.0
Hotels, Restaurants & Leisure	0.2	Textiles, Apparel & Luxury Goods	1.2

*	Percentages based on net assets.

Industry Allocation (unaudited)

Industry Allocation (as a percentage of net assets)

Communications Equipment 4.5%
Technology Hardware, Storage & Peripherals 3.4%
Electronic Equipment, Instruments & Components 17.4%
Electrical Equipment 7.2%
Household Durables 2.3%
Metals & Mining 1.3%
Leisure Products 0.9%
Hotels, Restaurants & Leisure 0.2%
Textiles, Apparel & Luxury Goods 0.8%
Semiconductors & Semiconductor Equipment 60.5%
Other Assets and Liabilities 1.5%

Fund holdings are subject to change and percentages shown above are based on net assets as of February 28, 2026. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 28, 2026 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/February 28, 2026 (Showing Percentage of Net Assets) (unaudited)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 98.5%
CONSUMER DISCRETIONARY — 4.2%
Hotels, Restaurants & Leisure — 0.2%
Gourmet Master Co. Ltd.	461,000	$1,057,563

Household Durables — 2.3%
Nien Made Enterprise Co. Ltd.	799,000	10,329,579

Leisure Products — 0.9%
Giant Manufacturing Co. Ltd.	89,000	232,972
KMC Kuei Meng International, Inc.	20,000	59,723
Merida Industry Co. Ltd.	1,562,000	3,763,494
		4,056,189

Textiles, Apparel & Luxury Goods — 0.8%
Fulgent Sun International Holding Co. Ltd. (a)	1,234,899	3,727,131
TOTAL CONSUMER DISCRETIONARY		19,170,462

INDUSTRIALS — 7.2%
Electrical Equipment — 7.2%
Advanced Energy Solution Holding Co. Ltd. (a)	388,000	14,979,975
Bizlink Holding, Inc. (a)	395,317	17,858,991
TOTAL INDUSTRIALS		32,838,966

INFORMATION TECHNOLOGY — 85.8%
Communications Equipment — 4.5%
Accton Technology Corp.	224,000	10,047,740
EZconn Corp.	150,000	10,308,865
		20,356,605
INFORMATION TECHNOLOGY — (continued)
Electronic Equipment, Instruments & Components — 17.4%
Delta Electronics, Inc.	470,000	$21,534,074
E Ink Holdings, Inc.	187,000	1,120,406
Elite Material Co. Ltd.	353,000	27,596,681
Fositek Corp.	106,000	5,807,568
Gold Circuit Electronics Ltd.	199,000	5,266,541
Lotes Co. Ltd.	2,000	113,742
Unimicron Technology Corp.	1,160,000	17,895,614
		79,334,626

Semiconductors & Semiconductor Equipment — 60.5%
Alchip Technologies Ltd.	26,000	2,907,308
eMemory Technology, Inc. (a)	200,000	16,212,233
Hon Precision, Inc.	168,000	26,160,008
Jentech Precision Industrial Co. Ltd.	195,000	19,493,127
LandMark Optoelectronics Corp.	117,000	4,685,848
MediaTek, Inc.	238,000	14,831,630
MPI Corp.	202,000	19,060,267
Taiwan Semiconductor Manufacturing Co. Ltd.	2,351,000	150,275,384
WinWay Technology Co. Ltd. (a)	133,000	21,796,642
		275,422,447

Technology Hardware, Storage & Peripherals — 3.4%
King Slide Works Co. Ltd. (a)	142,000	15,673,641
TOTAL INFORMATION TECHNOLOGY		390,787,319

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/February 28, 2026 (Showing Percentage of Net Assets) (unaudited) (concluded)

	Shares	US $ Value (Note 1)
MATERIALS — 1.3%
Metals & Mining — 1.3%
Century Iron & Steel Industrial Co. Ltd. (a)	1,388,000	$5,670,116
TOTAL MATERIALS		5,670,116
TOTAL COMMON STOCKS
(Cost — $165,612,027)		448,466,863

TOTAL INVESTMENTS — 98.5%
(Cost — $165,612,027)		448,466,863

OTHER ASSETS AND LIABILITIES, NET—1.5%		7,046,364

NET ASSETS—100.0%		$455,513,227

Legend:

US $ – United States dollar

(a)

All or a portion of the security is on loan. The market value of the securities on loan is $62,022,151, collateralized by non-cash collateral such as U.S. Government securities in the amount of $65,721,730.

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES February 28, 2026 (unaudited)
Assets:
Investments in securities, at value (cost $165,612,027) (Notes 2 and 3)		$448,466,863
Foreign cash (cost $6,183,690)		6,223,930
Cash		1,718,239
Receivable for securities sold		1,144,518
Securities lending receivable		262,682
Prepaid expenses		8,487
Total assets		457,824,719

Liabilities:
Payable for securities purchased	$1,200,986
Payable for fund shares repurchased	118,452
Payable for Performance fee	488,264
Accrued management fee (Note 4)	193,420
Accrued directors’ and officers’ fees	107,558
Accrued custodian fees	46,605
Accrued audit fees	32,828
Other payables and accrued expenses	123,379
Total liabilities		2,311,492

Net Assets		$455,513,227

Net Assets Consist of:
Paid in capital		$151,371,029
Total distributable earnings (loss)		$304,142,198

Net Assets		$455,513,227

Net Asset Value, per share ($455,513,227/5,742,039 shares outstanding)		$79.33

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2026 (unaudited)
Investment Income:
Dividends		$1,117,009
Securities Lending Income		910,892
		2,027,901
Less: Taiwan withholding tax (Note 2)		(186,094)
Total investment income		1,841,807

Expenses:
Management fees (Note 4)	$1,169,681
Performance fee	488,264
Directors’ fees	175,137
Custodian fees	146,785
Administration and accounting fees	119,169
Legal fees	39,672
Insurance fees	37,624
Audit fees	32,828
Compliance services fees	32,728
Principal financial officer fees	32,728
Tax Guarantor Fees	23,248
Stockholder communications	19,493
Transfer agent fees	13,317
Miscellaneous	110,958
Total expenses		2,441,632
Net Investment Loss		(599,825)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	31,472,119
Foreign currency transactions	(632,036)
		30,840,083
Net change in unrealized appreciation (depreciation) on:
Investments	121,839,822
Foreign currency translations	65,241
		121,905,063
Net realized and unrealized gain		152,745,146
Net Increase in Net Assets Resulting From Operations		$152,145,321

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2026 (Unaudited)	Year Ended August 31, 2025
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(599,825)	$1,904,034
Net realized gain on investments and foreign currency transactions	30,840,083	33,647,958
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	121,905,063	37,118,349
Net increase in net assets resulting from operations	152,145,321	72,670,341
Distributions to stockholders from:
Distributable Income	(224,381)	—
Net realized gains	(36,580,050)	(48,404,551)
Total distributions to stockholders	(36,804,431)	(48,404,551)
Capital stock transactions (Note 6):
Reinvestment of distributions	101,632	106,871
Cost of shares repurchased (Note 5)	(20,832,943)	(24,978,527)
Total capital stock transactions	(20,731,311)	(24,871,656)
Increase (decrease) in net assets	94,609,579	(605,866)

Net Assets
Beginning of period	360,903,648	361,509,514
End of period	$455,513,227	$360,903,648

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended		Year Ended August 31,
	February 28, 2026		2025	2024	2023†		2022	2021
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$59.13		$53.78	$39.73	$29.96		$42.83	$28.79
Income from Investment Operations:
Net investment income (loss)(a)	(0.10)		0.30	0.43	0.41	(b)	0.33	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	25.90		11.62	13.13	9.32	(c)	(10.28)	17.31
Total from investment operations	25.80		11.92	13.56	9.73		(9.95)	17.35
Less Distributions to Stockholders from:
Net investment income	(0.04)		—	—	—		(0.48)	(0.38)
Net realized gains	(6.16)		(7.40)	(0.44)	—		(2.44)	(2.93)
Total distributions to stockholders	(6.20)		(7.40)	(0.44)	—		(2.92)	(3.31)
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares for the reinvestment of distributions from net investment income and net realized gains	0.60		0.83	0.93	0.04		0.00 (d)	0.00 (d)

Net asset value, end of period	$79.33		$59.13	$53.78	$39.73		$29.96	$42.83

Market value, end of period	$65.98		$50.25	$44.73	$31.10		$25.20	$35.83

Total Return
Per share net asset value(e)	49.25%		30.80%	37.11%	32.61	%(b)(c)	(24.42)%	66.88%
Per share market value(e)	46.07%		33.65%	45.68%	23.41	%(b)(c)	(24.01)%	69.95%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$455,513		$360,904	$361,510	$295,088		$223,816	$319,915
Ratio of expenses before fee waiver	1.25	%(f)	1.32%	0.91%	1.47%		1.02%	1.44%
Ratio of expenses after fee waiver	1.25	%(f)	1.32%	0.91%	1.40%		0.96%	1.44%
Ratio of net investment income (loss)	(0.31	)%(f)	0.60%	0.94%	1.28	%(b)	0.86%	0.12%
Portfolio turnover rate	18	%(g)	52%	54%	70%		127%	242%

(a)	Based on average shares outstanding during the period.
(b)

The prior investment manager reimbursed the Fund for costs related to the change in investment manager in the amount of $1,018,672. Without this reimbursement the net investment income per share would have been $0.28, the ratio of net investment income would have been 0.86% and the Fund’s net asset value total return would have been 32.15%.

(c)	Nomura reimbursed the Fund for a procedural error in the amount of $26,442. The impact was deemed immaterial to net realized and unrealized gain/loss on investments and the Fund’s total return.
(d)	Amount represents less than $0.005 per share.
(e)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

The accompanying notes are an integral part of the financial statements.

Financial Statements (concluded)

(f)	Annualized.
(g)	Not annualized.
†	Nomura was appointed investment manager of the Fund on September 17, 2022. From June 2019 through September 16, 2022 Allianz Global Investors U.S. LLC was the investment manager.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements (unaudited) February 28, 2026

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks, including tensions and the potential of conflict with the People’s Republic of China. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined by Nomura Asset Management U.S.A. Inc. (“Nomura”), acting as the Board of Directors’ (the “Board”) Valuation Designee. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (unaudited) (continued) February 28, 2026

2. Significant Accounting Policies – continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$448,466,863	$—	$—	$448,466,863
Total	$448,466,863	$—	$—	$448,466,863

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of February 28, 2026, the Fund was not participating in any repurchase agreements.

Securities lending. The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Notes To Financial Statements (unaudited) (continued) February 28, 2026

2. Significant Accounting Policies – continued

The Fund receives compensation for lending securities from interest or dividends earned on the U.S. Government securities and irrevocable letters of credit held as collateral (and in some cases fees paid by borrowers), less associated fees and expenses. Such income is reflected in securities lending income within the Statement of Operations.

The value of loaned securities and related non-cash collateral outstanding at February 28, 2026, if any, are shown on a gross basis in a footnote to the Schedule of Investments.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2026 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

Notes To Financial Statements (unaudited) (continued) February 28, 2026

2. Significant Accounting Policies – continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2025, the effects of certain differences were reclassified. The Fund increased distributable earnings by $37,695,659, and decreased paid in capital by $37,695,659.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the six months ended February 28, 2026, purchases and sales of securities, other than short-term securities, aggregated $67,609,934 and $115,618,827, respectively.

Notes To Financial Statements (unaudited) (continued) February 28, 2026

4. Management Fees and Other Service Providers

Management Fee. Effective September 17, 2022, the Fund entered into an Investment Management Agreement (the “Agreement”) with Nomura. Under the terms of the Agreement, Nomura receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.60% of the Fund’s average daily net assets (“Base Fee”) with a performance adjustment (“Performance Adjustment”) of up to +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period.

For the period September 1, 2025, through February 28, 2026, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets which reflected a 0.25% Performance Adjustment.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund,and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian”) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $30,000 ($40,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $6,000 for attending the quarterly Board and Committee meetings. The Fund will pay each Director $2,000 for meetings held on days separate from the quarterly Board meeting. Effective September 1, 2025 the annual fee for the Chairman of the Board increased to $42,000 and the per meeting fee for each of the directors who is not an “interested person” of the Fund increased to $8,000.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy / Conditional Tender Offer Policy

The Board has approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. These repurchases may be commenced or suspended at any time or from time to time without any notice. The Fund will report repurchase activity on the Fund’s website on a weekly basis.

During the period ended February 28, 2026 the Fund repurchased 363,608 shares at an average price of $57.30 per share including brokerage commissions at an average discount of -14.38%. These repurchases had a total cost of $20,832,943, resulting in a per share accretion of $0.60 to the Fund’s net asset value.

Notes To Financial Statements (unaudited) (continued) February 28, 2026

5. Discount Management Policy / Conditional Tender Offer Policy – continued

On October 20, 2025, the Board announced that it has adopted a new conditional tender offer policy (the “Policy”). Under the Policy, the Fund will conduct a tender offer to purchase up to 25% of its outstanding shares at 98% of NAV if the Fund’s NAV performance for the five-year period ending December 31, 2030 were exceeded by the performance of the Fund’s benchmark (the Taiex Total Return Index) over that period. The former conditional offer policy expired on December 31, 2025.

The Board regularly reviews the discount at which the Fund’s shares trade below its NAV.

6. Segment Reporting

In accordance with the FASB Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund’s investment activities are managed by Nomura, the Principal Executive Officer (“PEO”) of the fund serves as the Chief Operating Decision Maker (“CODM”). The PEO is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, The PEO evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment reporting disclosures are required.

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolio. Expenses incurred, including management fees, fund operating expenses, and transaction costs are considered general fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

7. Fund Shares

At February 28, 2026, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 5,742,039 were issued and outstanding.

	For the Period Ended February 28, 2026	For the Year Ended August 31, 2025
Shares outstanding at beginning of year	6,103,804	6,722,275
Shares issued from reinvestment of distributions	1,843	2,739
Shares repurchased	(363,608)	(621,210)
Shares outstanding at end of period	5,742,039	6,103,804

8. Federal Tax Information

As of August 31, 2025, the tax components of accumulated net earnings (losses) were $160,952,688 of unrealized appreciation, $27,848,620 of undistributed long term capital gains. Net capital losses incurred after October 31 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

Net late-year ordinary losses incurred after December 31 and within the taxable year, and net late-year specified losses incurred after October 31 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At February 28, 2026, the aggregate cost basis of the Fund’s investment

Notes To Financial Statements (unaudited) (concluded) February 28, 2026

8. Federal Tax Information – continued

securities for income tax purposes was $165,612,027. Net unrealized appreciation of the Fund’s investment securities was $282,854,836 of which $292,444,287 was related to appreciated investment securities and $9,589,451 was related to depreciated investment securities.

9. New Accounting Pronouncement

In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes Topic 740 Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax closure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2025, and early adoption is permitted. Fund management is evaluating the impacts of these changes on the Fund’s financial statements.

10. Subsequent Event

On April 7, 2026, stockholders of the Fund voted to approve a change to the Fund’s classification from a “diversified” fund to a “non-diversified” fund and to remove the Fund’s fundamental policy to operate as a diversified fund. The Fund is no longer subject to the investment restrictions for a diversified fund under the 1940 Act and the Fund’s fundamental policy to operate as a diversified fund has been removed.

Other Information (unaudited)

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2025, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $1,039,369 (representing taxes withheld plus taxes on stock dividends).

In addition, for the year ended August 31, 2025, the Fund paid distributions of $48,404,551 which were designated as long term capital gains dividends.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by Nomura, the Fund’s Investment Manager, to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment manager voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files its complete Schedule of Investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The quarterly Schedule of Investments will be made available without charge, upon request, by calling 1-800-426-5223, or on the Fund’s website at www.thetaiwanfund.com.

Other Information (unaudited) (concluded)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 9, 2026, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited)

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases. If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to six decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. The Plan Administrator will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least three business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006. The Plan Administrator will return any cash payments received more than thirty-five days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf. If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and will immediately remove these shares from your account. The Plan Administrator will be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator will be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. The Plan Administrator’s service fees for handling capital gains distributions or income dividends will be paid by the Fund. For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per share fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay. Per share fees and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return.

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, http://www.computershare.com/investor or by written notice to the Plan Administrator. If you withdraw, you will receive stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees.

You may also request that the Plan Administrator sell your shares and send you the proceeds, less a service fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay.

Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Registration System(1), which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are required to be submitted in written form.

In addition, all sale requests within thirty (30) days of an address change are required to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or through the Internet at http://www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

(1)	The Fund uses the Direct Registration System (DRS) as its means of recording stock ownership. DRS is stock ownership without paper stock certificates.

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Corporate
One Congress Building One Congress Street,
Suite 1
Boston, Massachusetts 02114-2016
www.thetaiwanfund.com

INVESTMENT MANAGER

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Discount Management Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Discount Management Committee, and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Discount Management Committee, Valuation Committee and Independent Director

Warren J. Olsen, Chairman, Audit Committee, Member, Nominating Committee, Discount Management Committee, Valuation Committee and Independent Director

Yusuke Andoh, President

Maria Premole, Vice President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Sidley Austin LLP
Washington, DC

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

(b)	Not applicable.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable to the registrant.

(b)	Not applicable to the registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to the registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable to the registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not required for this filing.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 13. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	Not required for this filing.
(a)(2)	Not required for this filing.
(a)(3)	Not required for this filing.
(a)(4)	Not required for this filing.

(b)

There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2025 and as filed in Form N-CSR on November 5, 2025 SEC Accession No. 0001398344-25-020336.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On June 14, 2023, the Fund announced that its Board of Directors (the “Board”) had authorized the commencement of repurchase of shares of common stock of the Fund (the “Common Shares”), under which the Fund will repurchase in each twelve month period ended August 31 up to 10% (or such other percentage as the Board may determine from time to time) of its common stock outstanding as of the close of business on August 31 of the prior year. Such purchases will be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund will repurchase shares in accordance with procedures approved by the Board and these repurchases may be commenced or suspended at any time or from time to time without any notice.

During the six month period ended February 28, 2026, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Securities Exchange Act of 1934.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1, 2025 through September 30, 2025	35,871	$53.39	35,871	574,509
October 1, 2025 through October 31, 2025	58,483	$53.34	58,483	516,026
November 1, 2025 through November 30, 2025	63,840	$55.76	63,840	452,186
December 1, 2025 through December 31, 2025	10,683	$56.51	10,683	441,503
January 1, 2026 through January 31, 2026	91,159	$55.70	91,159	350,344
February 1, 2026 through February 28, 2026	103,572	$61.62	103,572	246,772
Total	363,608	$57.29	363,608	246,772

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities	$1,210,081
(2) Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$224,024
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	$0
Other fees relating to the securities lending program not included in the revenue split	—
(3) Aggregate fees/compensation for securities lending activities and related services	$224,024
(4) Net income from securities lending activities	$986,057

(b)	The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street Bank & Trust serves as securities lending agent to the Fund pursuant to a Securities Lending Authorization Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge securities issued or guaranteed by the U.S. Government or irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the registrant.

(b)	Not applicable to the registrant.

Item 19. Exhibits.

(a)(1)	Not required for this filing.
(a)(2)	Not applicable to the registrant.
(a)(3)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(4)	Not required for this filing.
(a)(5)	Not required for this filing.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Yusuke Andoh
Yusuke Andoh
President of The Taiwan Fund, Inc.

Date: May 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Yusuke Andoh
Yusuke Andoh
President of The Taiwan Fund, Inc.

Date: May 5, 2026

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date: May 5, 2026